UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): May 14, 2020

BITMIS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333- 214469	98-1310024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 215, Building 25, No. 139 Dongyi Road, Donghuan Street, Panyu District, Guangzhou City, China	511400
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: 86-20-8050-1579

None

(Former Name or Former Address, is Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 8.01.	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission, or the SEC, issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), or the SEC Order, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 pandemic.

Bitmis Corp. (the “Company”) is relying on the SEC Order to delay the filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2020, or the Quarterly Report, due to circumstances related to the COVID-19 pandemic. We were headquartered in Bangkok, Thailand until February 24, 2020 and currently we are headquartered in Guangzhou, China. Both Thailand and China have been affected by COVID-19, resulting in quarantines, travel restrictions, and the temporary closure of office buildings and facilities. The Company has been following the orders of local government and health authorities to minimize exposure risk for its employees, contractors and business partners, including the closures of its offices, having employees work remotely, and following quarantine and travel restrictions. As a result, the Company’s books and records were not easily accessible, resulting in a delay in the preparation, review and completion of the Company’s financial statements for the Quarterly Report. Due to these disruptions, the Company is unable to timely file its Quarterly Report, originally due on May 15, 2020. The Company expects to file the Quarterly Report on or before June 29, 2020, which is 45 days after the original filing deadline of the Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2019 with the following risk factor:

An occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations and financial results.

In December 2019, a novel strain of coronavirus, causing a disease referred to as COVID-19, was reported to have surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including Thailand and the United States. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of office buildings and facilities in China, Thailand and the U.S.

The Company’s original business plan was to develop a consulting business in Thailand. On February 24, 2020, Anna Varlamova, our president, treasurer, secretary and director sold 5,000,000 shares of the Company’s common stock, representing 80% of the total issued and outstanding shares of common stock of the Company, in a private transaction to certain investors from China and Australia.  Currently, we are exploring opportunities in mining and in hospitality businesses in China. Our business development and results of operations have been adversely affected and could continue to be adversely affected by the COVID-19 pandemic.  The effects of quarantines, travel restrictions and work-from-home policies have negatively impacted our business, and disrupted or delayed our current business development plan, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations will negatively impact our business, operating results and financial condition.

Quarantines, travel restrictions, shelter-in-place and other restrictions related to COVID-19 have impacted our abilities to visit potential business partners and to have face to face meetings in China, which have negatively impacted our business development plan.

The global economy has also been materially negatively affected by COVID-19 and there is continued severe uncertainty about the duration and intensity of its impact. The Chinese and global growth forecast is extremely uncertain, which will seriously affect people’s desires for investment and mergers and acquisitions.

While the potential economic impact brought by, and the duration of, COVID-19 may be difficult to assess or predict, a widespread pandemic has resulted in significant disruption of global financial markets, reducing our ability to access capital, which could negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock.

Further, as we do not have access to a revolving credit facility, there can be no assurance that we would be able to secure commercial debt financing in the future in the event that we require additional capital. We currently believe that our financial resources will be adequate to see us through the outbreak. However, in the event that we do need to raise capital in the future, the outbreak-related instability in the securities markets could adversely affect our ability to raise additional capital.

In general, our business could be adversely affected by the effects of epidemics, including, but not limited to, COVID-19, avian influenza, severe acute respiratory syndrome (SARS), the influenza A virus, the Ebola virus, or other outbreaks. In response to an epidemic or other outbreaks, government and other organizations may adopt regulations and policies that could lead to severe disruption to our daily operations, including temporary closure of our offices and other facilities. These severe conditions may cause us and/or our business partners to make internal adjustments, including but not limited to, temporarily closing down operations, limiting business hours, and setting restrictions on travel and/or visits with clients and partners for a prolonged period of time. Various impacts arising from severe conditions may cause business disruption, resulting in material adverse effects to our financial condition and results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to the Company that involve substantial risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements are subject to numerous risks and uncertainties and are often identified by the use of words such as “will”, “could”, “expect”, or “may” and similar expressions or variations. Such forward-looking statements include, but are not limited to, the following: the Company’s ability to rely on the SEC Order to delay the filing of its Form 10-Q, the Company’s timeline for its quarterly financial statements and expected filing date of its Form 10-Q, and the impact of COVID-19 on the Company’s operations and financial performance, including supply chain impacts. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. These statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITMIS CORP.

Date: May 14, 2020	By:	/s/ Kin Chiu Leung
Kin Chiu Leung
President and Chairman of the Board